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                                                                    EXHIBIT 10.3


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                      SECOND AMENDMENT TO CREDIT AGREEMENT


                                      AMONG

                             DAISYTEK, INCORPORATED,
                                  AS BORROWER,

                                  THE LENDERS,

                                  BANK ONE, NA,
                             AS ADMINISTRATIVE AGENT

                         CITIZENS BANK OF MASSACHUSETTS,
                              AS SYNDICATION AGENT,

                              BANK OF AMERICA, N.A.,
                           AS DOCUMENTATION AGENT, AND

                                  BANK ONE, NA,
                                  AS LC ISSUERS

                          DATED AS OF OCTOBER 19, 2001





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                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 19th day of October, 2001, by and among the banks listed on the signature pages hereof (the "Lenders"), DAISYTEK, INCORPORATED (the "Borrower"), DAISYTEK INTERNATIONAL CORPORATION (the "Guarantor"), CITIZENS BANK OF MASSACHUSETTS, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, BANK ONE, NA, as an LC Issuer, and BANK ONE, TEXAS, NA, as
Administrative Agent and an LC Issuer, to the extent and in the manner provided for in the Credit Agreement (as defined below).

                                   BACKGROUND

         A. The Lenders, the Borrower, the Guarantor, the Syndication Agent, the Documentation Agent, the LC Issuers and the Administrative Agent are parties to that certain Credit Agreement dated as of December 18, 2000 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Pursuant to written consent memoranda dated February 8, 2001 (the "Consents") the Required Lenders consented to a spring lien on accounts receivable and inventory of certain Foreign Subsidiaries to secure Indebtedness, not to exceed $40,000,000, permitted under Section 6.11(v) of the Credit Agreement.

         C. In April of 2001, the Borrower requested that New Lenders provide additional Commitments pursuant to Section 2.26 of the Credit Agreement.

         D. The Credit Agreement was amended as of April 10, 2001 to incorporate the Consents into the Credit Agreement as permitted lien exceptions under
Section 6.15 and to make certain technical corrections relating to New Lenders and their Commitments.

         E. The Administrative Agent accepted the Commitments and Acceptances of First American Bank, S.S.B. and Guaranty Bank as of April 24, 2001 and they became New Lenders.

         F. The Borrower has requested the waiver and amendment contained in this Amendment.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 is amended as follows:

                           (i) The following new definitions are added in
                  alphabetical order:



SECOND AMENDMENT - Page 1


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                           "Equity Event" means the receipt by the Borrower,
                  after the date of the Second Amendment, of an aggregate amount of cash of at least $10,000,000 as proceeds from the sale of its capital stock.

                           "Second Amendment" means the Second Amendment, dated
                  as of October 19, 2001, to this Agreement.

                           (ii) The definition of "Borrowing Base" is amended by
                  adding the following sentence after the first sentence thereof:

                           "Notwithstanding the foregoing, the Borrowing Base
                  shall be $5,000,000 less than the amount calculated in the preceding sentence until the Equity Event shall have occurred."

                           (iii) (b) Section 6.15(viii) of the Credit Agreement
                  is amended by deleting the reference "$1,000,000" and substituting therefor a reference to "$2,000,000."

         2. REQUEST AND WAIVER. The Borrower has made a written request (by Memo dated October 16, 2001) for an additional $10,000,000 basket for Investments in Foreign Subsidiaries (the "Request"). The Administrative Agent and the Required Lenders grant the Request and waive compliance with Section 6.14(v) of the Credit Agreement so long as additional Investments in Foreign Subsidiaries do not exceed, $10,000,000 after the date of this Amendment.

         3. REPRESENTATIONS AND WARRANTIES TRUE, NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Agents and the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received this Amendment executed by the Borrower, the Guarantor and the Required Lenders.

                  (b) The Administrative Agent shall have received the written consent of the Subsidiary Guarantors.




SECOND AMENDMENT - Page 2


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                  (c) The Administrative Agent shall have received such
         documents, certificates and instruments as the Administrative Agent shall reasonably require.

         5. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment and, as amended hereby, the Credit Agreement is incorporated herein by reference and is amended and restated hereby.

         6. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         7. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Guarantor, the Administrative Agent, the Syndication Agent, the Documentation Agent, the LC Issuers, each Lender and their respective successors and assigns.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         10. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



SECOND AMENDMENT - PAGE 3


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         IN WITNESS WHEREOF, the Borrower, the Lenders, the Guarantor, the
Syndication Agent, the Documentation Agent, the LC Issuers and the Administrative Agent have executed this Amendment as of the date first above written.

                                    BORROWER:

                                    DAISYTEK, INCORPORATED



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                    BANK ONE, NA as Administrative
                                    Agent, a Lender and LC Issuer



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title



[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                    BANK OF AMERICA, N.A., as Lender and as
                                    Documentation Agent



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]


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                                   COMERICA BANK



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

                                    COMPASS BANK



                                    By:
                                       -----------------------------------------
                                       Name
                                       Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                    IBM CREDIT CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                    CITIZENS BANK OF MASSACHUSETTS, as a
                                    Lender and Syndication Agent



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]
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                                    GUARANTY BANK



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                    FIRST AMERICAN BANK, S.S.B



                                    By:
                                        ----------------------------------------
                                        Name
                                        Title


[SIGNATURE PAGE TO SECOND AMENDMENT]

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                                     CONSENT

         The undersigned Subsidiary Guarantors consent to the foregoing Amendment and ratify and confirm that their Subsidiary Guaranty and other Collateral Documents remain in full force and effect.

                             SUBSIDIARY GUARANTORS:
                             ----------------------

                             STEADI-SYSTEMS, LTD.
                             STEADI-SYSTEMS NEW YORK, LTD.
                             STEADI-SYSTEMS MIAMI, INC.
                             THE TAPE COMPANY, INC. (an Illinois corporation) THE TAPE COMPANY, INC. (a Georgia corporation)
                             THE TAPE COMPANY, INC. (a Pennsylvania corporation) TAPE DISTRIBUTORS OF TEXAS, INC.
                             TAPE DISTRIBUTORS OF MINNESOTA, INC.
                             DAISYTEK LATIN AMERICA, INC.
                             ARLINGTON INDUSTRIES, INC.
                             VIRTUAL DEMAND, INC.
                             TAPEBARGAINS.COM, INC.
                             B.A. PARGH COMPANY


                             By:
                                 ----------------------------------------------
                                 Name
                                 Title


[SIGNATURE PAGE TO SECOND AMENDMENT]